Exhibit 10.2

Pollex Inc. 2005 De La Cruz Blvd. Suite 142, Santa Clara, CA 95050 TEL: (408) 350-7340

March 26, 2014

AK Interactive Co., Ltd.
5F, 8-11, Mabangro 6 gil,
Seocho-gu, Seoul, Korea

To whom it may concern:

Effective December 31, 2013,  AK Interactive, Co., Ltd. agrees to assume liability for Browsergames Co., Ltd. existing and future  debt to Pollex, Inc. not to exceed the amount of $150,000.

Principal balance of loans payable will be deducted to $540,000 from $690,000.

Signed by: AK Interactive Co., Ltd. CEO

/s/Chanik Chung
Chanik Chung
03/26/2014